Prepayments, Other Receivables and Other Assets - Summary of Prepayments, Other Receivables and Other Assets (Details) - Prepayments Other Receivable and Other Assets - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Disclosure Of Prepayments Other Receivables And Other Assets [Line Items]
Interest receivable	$ 0	$ 1,517
Other receivables	46,685	41,324
Lease receivables	96	188
Income tax refund	1,003	1,003
VAT recoverable	47	1,396
Prepayments	18,742	16,327
Total	$ 66,573	$ 61,755